UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2020

FORESIGHT ENERGY LP
(Exact name of registrant as specified in its charter)

Delaware	001-36503	80-0778894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 North Broadway
Suite 2600
Saint Louis, MO 63102
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (314) 932-6160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	*	*

*On November 25, 2019, a Form 25 relating to the delisting and deregistration under Section 12(b) of the Registrant’s common units representing limited partner interests was filed by the New York Stock Exchange LLC.  The common units currently trade on the OTCQX® Best Market under the symbol “FELPU.”

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
Launch of Consent Solicitation for wholly-owned subsidiaries of Foresight Energy LP
On February 24, 2020, Foresight Energy LLC and Foresight Energy Finance Corporation (wholly owned subsidiaries of Foresight Energy LP (the “Partnership”) (together, the “Issuers”) commenced a solicitation of the requisite consents (the “Consent Solicitation”) from the holders (the “Holders”) of the Issuers’ 11.50% Second Lien Senior Secured Notes due 2023 (the “Notes”) to amend (such amendment, the “Proposed Amendment”) the indenture governing the Notes (the “Indenture”), as more fully described below.

The Proposed Amendment would amend Section 6.01(b) of the Indenture to extend the grace period for payment of interest due on the Notes from 150 days to 180 days.

The Consent Solicitation is scheduled to expire at 5:00 p.m., New York City time, on February 26, 2020 (unless extended by the Issuers) (the “Expiration Time”).  The terms and conditions of the Consent Solicitation are set forth in the Consent Solicitation Statement, dated February 24, 2020 (“Consent Solicitation Statement”).  The Issuers may terminate, extend or amend the Consent Solicitation with respect to the Notes as described in the Consent Solicitation Statement.

The Issuers previously amended the Indenture, with the consent of the Holders of a majority of the Notes outstanding, to extend the grace period for payment of interest on the Notes from 30 days to 90 days. The Issuers further amended the Indenture, with the consent of the Holders of a majority of the Notes outstanding, to further extend the grace period for payment of interest on the Notes from 90 days to 150 days. The Issuers have not made the interest payment on the Notes that was due as of October 1, 2019.  The Proposed Amendment would further extend the grace period on the interest payment due October 1, 2019 to March 29, 2020. The prior amendment to the Indenture also amended Section 4.03 of the Indenture to eliminate the requirement that the Issuers periodically hold a publicly accessible conference call to discuss the Issuers’ financial information for the relevant fiscal period.
On October 30, 2019, the Issuers also obtained from the holders of a majority of the Notes a waiver of any Default or Event of Default, including under Section 6.01(b) of the Indenture, arising as a result of the Issuers’ failure to make the interest payment that was due to be paid by the Issuers on October 1, 2019.  Such waiver remains in full force and effect.
The valid consent of Holders of at least a majority in aggregate principal amount of the outstanding Notes not owned by the Issuers or their affiliates, voting as a single class (such consents, the “Requisite Consents”), is sufficient to adopt the Proposed Amendment. Promptly after the receipt of the Requisite Consents, the Issuers and Wilmington Trust, National Association, as trustee for the Indenture, will execute a Third Supplemental Indenture (the “Third Supplemental Indenture”) providing for the Proposed Amendment.
The Issuers have retained Global Bondholder Services Corporation to act as Information and Tabulation Agent (the “Information and Tabulation Agent”) for the Consent Solicitation.  Questions and requests for additional information or documents may be directed to Global Bondholder Services Corporation at (212) 430-3774 (for banks and brokers) or (866) 794-2200 (for all others).
Beneficial owners of the Notes whose Notes are held through a broker, dealer, commercial bank, trust company or other nominee should note that their nominee may establish a deadline earlier than the Expiration Time by which instructions must be received by them in relation to the Consent Solicitation and, accordingly, such beneficial owners are urged to contact their nominees as soon as possible to learn of any deadlines established by their nominees in relation to the Consent Solicitation.
None of the Issuers, the Partnership or the Information and Tabulation Agent make any recommendations as to whether the Holders should consent to the Proposed Amendment pursuant to the Consent Solicitation.  Each Holder must make its own decision as to whether to consent to the Proposed Amendment.
This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell the Notes and is not a solicitation of consents to the Proposed Amendment.  The Consent Solicitation is being made solely on the terms and subject to the conditions set forth in the Consent Solicitation Statement.  The solicitation of consents is not being made in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such solicitation under applicable state or foreign securities or “blue sky” laws.
The Partnership is disclosing under this Item 7.01 of this Current Report on Form 8-K the foregoing information. The information disclosed pursuant to this Item 7.01 is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Partnership’s filings under the Securities Act of 1933, as amended , or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Certain statements and information in this Current Report on Form 8-K and certain oral statements made by our representatives from time to time may constitute “forward-looking statements.” The words “propose,” “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “outlook,” “estimate,” “potential,” “continues,” “may,” “will,” “seek,” “approximately,” “predict,” “anticipate,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. Forward-looking statements also include statements about our liquidity, our capital structure and expected results of operations.  These forward-looking statements are based on the Partnership’s current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that the future developments affecting us will be those that we anticipate.

We continue to experience substantial financial, business, operational and reputational risks that threaten our ability to continue as a going concern and could materially affect our present expectations and projections. For additional information regarding known material factors that could cause our actual results to differ from those contained in or implied by forward-looking statements, please see the section entitled “Risk Factors” in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission on February 27, 2019 and subsequent Quarterly Reports on Form 10-Q.
You are cautioned not to place undue reliance on forward-looking statements, which are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2020	FORESIGHT ENERGY LP

	By:	Foresight Energy GP LLC, its general partner

	By:	/s/ Robert D. Moore
Robert D. Moore
Chairman of the Board, President and Chief Executive Officer